Exhibit 99.1

March 2010 Ticker: EGBN www.eaglebankcorp.com

Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. For further information on the Company please contact: Michael T. Flynn Executive Vice President 240-497-2040 mflynn@eaglebankcorp.com 1

2 History of Growth Founding members had extensive banking experience Raised $16.5 million in initial subscription offering - 1997* Commenced operations with three Maryland branches - July, 1998 Second subscription offering raised $30 million - 2003* Reached $500 million in assets in 2004 Private placement of $12.1 million of subordinated debt – August 2008 (Current balance $9.3 million) Fidelity & Trust Financial Corporation (“F&T”) acquisition completed - August 31, 2008 $1.4 billion of assets upon completion of acquisition Placed $38.2 million of TARP Preferred Stock - December, 2008 $55 million common stock offering – September, 2009 Redeemed $15 million of TARP Preferred Stock – December, 2009 Reached $1.8 billion in assets – December, 2009 *1997, 2003 and 2009 subscription offerings were over subscribed

3 Summary Statistics – December 31, 2009 Note: Data at December 31, 2009 unless otherwise noted. Total Assets: $1.8 billion Total Loans: $1.4 billion Total Deposits: $1.5 billion Tangible Common Equity: $161 million Tangible Common Book Value per Share: $8.26 Shares Outstanding: 19,534,226 TARP Preferred: $23.2 million Headquarters: Bethesda, Maryland Market Capitalization (at March 3, 2010): $239 million Insider Ownership: 18% Member of Russell 3000 (Added June 26, 2009) Yes

Company Overview Eagle Bancorp, Inc. is a rapidly growing commercial bank headquartered in Bethesda, Maryland $1.8 billion in assets, focused on Washington, DC Metro Area with 14 branches Commercially oriented business model with deep relationships on loan and deposit side of balance sheet Largest market cap of any Maryland headquartered bank at 12/31/09 Expanded franchise in 2008 through acquisition of F&T Positioned as an alternative solution between small community banks and regional / money center banks Growth oriented culture based on sales and service Provides customers with immediate access to senior management/decision-makers with local market knowledge Largest in deposit market share in Washington, DC (proper) of any locally-based bank, and 6th largest locally-based bank in the Metro Area Quickly becoming the leading community bank in the Washington, DC Metro Area Note: Financial data at December 31, 2009. Deposit market share data as of June 30, 2009. 4

5 EagleBank Locations Bethesda Tyson's Corner Montgomery County Prince George’s County Alexandria Arlington Fairfax County Loudoun County Washington, DC Branch Locations Maryland 8 Washington, DC 5 Virginia 1 Total 14

Experienced Senior Management Team Years Years in with Name Title/Function Banking EGBN Ronald D. Paul Chairman, President & CEO 22 11 Robert P. Pincus Vice Chairman 36 1 Michael T. Flynn EVP & COO - Eagle Bancorp 38 5 Susan G. Riel Sr. EVP & COO - EagleBank 33 11 Thomas D. Murphy President - Retail Banking - EagleBank 36 11 Martha Foulon-Tonat EVP & Chief Lending Officer 29 11 Janice L. Williams EVP & Chief Credit Officer 15 6 James H. Langmead EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 38 4 6

Why Invest in EGBN? Driven by Profitability Superior Net Interest Margin Emphasis on Core Deposits and Deep Relationship Banking Strong Organic Growth Geographic Market Positioning Experienced and Dedicated Board and Management Team Exceptional Asset Quality Record Conservative Securities Portfolio Proven Ability to Execute Acquisitions 7

Proven Acquisition Capabilities Evaluated many acquisition opportunities in 11 year history and only pursued one transaction – F&T Acquisition of F&T completed on August 31, 2008 System conversion successfully completed one week after close Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers Contributions from key F&T employees have been meaningful to relationship growth Adopted best practices of both companies 8

Key Financial Attributes Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware Source: SNL Financial EGBN Peers Growth Rates (CAGR 2000 - December 31, 2009): Loan Growth 31.66% 16.41% Deposit Growth 30.20% 11.61% EPS Growth 11.90% NM Tangible Book Value Per Share Growth 12.38% 3.34% Key Ratios (at or for the quarter ended December 31, 2009): Net Interest Margin 3.96% 3.56% NPAs + 90 Days Past Due/Total Assets 1.50% 2.21% Allowance Loan Losses/Gross Loans 1.47% 1.37% Tangible Common Equity/Tangible Assets 8.96% 6.42% 9

Consistent Balance Sheet Growth EGBN CAGR 26.7% Peer CAGR: 9.9%¹ EGBN CAGR 20.2% (Excluding F&T Acquisition) (1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported total assets at all reporting periods shown above Source: SNL Financial $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 Millions of Dollars 04Q4 05Q1 05Q2 05Q3 05Q4 06Q1 06Q2 06Q3 06Q4 07Q1 07Q2 07Q3 07Q4 08Q1 08Q2 08Q3 08Q4 09Q1 09Q2 09Q3 09Q4 Total Assets

Net Income EGBN Net Income CAGR: 10.0% Peer CAGR: -2.6%¹ $2,951 EGBN Net Income Available to Common CAGR: 5.6% (1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net income for all reporting periods shown above Source: SNL Financial $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 $2,750 $3,000 Thousands of Dollars 04Q4 05Q1 05Q2 05Q3 05Q4 06Q1 06Q2 06Q3 06Q4 07Q1 07Q2 07Q3 07Q4 08Q1 08Q2 08Q3 08Q4 09Q1 09Q2 09Q3 09Q4 Net Income Available to Common TARP Dividend

Pre-Tax, Pre-Provision Income EGBN CAGR: 20.7% (1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported pre-tax pre-provision net revenues for all reporting periods shown above Source: SNL Financial Peer CAGR: 2.7%¹ $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Millions of Dollars 04Q4 05Q1 05Q2 05Q3 05Q4 06Q1 06Q2 06Q3 06Q4 07Q1 07Q2 07Q3 07Q4 08Q1 08Q2 08Q3 08Q4 09Q1 09Q2 09Q3 09Q4 Quarterly Pre-Tax Pre-Provision Net Revenue

13 Loan Portfolio Composition Loan Portfolio by Type Loan Portfolio by Location Total Gross Loans: $1.4 Billion Note: At December 31, 2009 Home Equity 6.2% Other Consumer 0.5% Construction 12.9% C&I 24.8% Owner Occupied CRE 14.0% Income Producing CRE 35.7% Residential Mortgage 0.7% Land 5.2% Other VA 3.8% Loudoun 1.4% Prince William 1.6% Fairfax 7.1% Arlington 1.5% Alexandria 1.2% Washington DC 32.3% Other USA 3.3% Montgomery 30.4% Prince George's 8.9% Other MD 8.5%

14 Geographic Detail of Loan Portfolio Note: At December 31, 2009 Concentration in quality markets: Washington, DC and Montgomery County, Fairfax County Low levels of exposure to markets hit hardest by real estate downturn (Dollar Values in Thousands) County C&I Owner Occupied CRE Income Producing CRE Residential Mortgage Land Construction Home Equity Other Consumer TOTAL % of TOTAL Maryland Montgomery 130,821 $ 59,292 $ 124,818 $ 1,975 $ 1,844 $ 44,744 $ 58,898 $ 2,981 $ 425,373 $ 30.4% Prince George's 19,824 19,942 62,651 1,275 16,238 3,448 1,121 180 124,679 8.9% Other MD 16,150 13,808 55,109 1,128 9,490 19,554 3,636 96 118,971 8.5% Washington DC 101,431 $ 70,817 $ 170,140 $ 1,417 $ 16,905 $ 77,991 $ 11,949 $ 1,800 $ 452,450 $ 32.3% Virginia Alexandria 2,946 $ 8,841 $ 2,481 $ 1,585 $ - $ - $ 1,093 $ 222 $ 17,168 $ 1.2% Arlington 11,543 - 7,270 1,000 - - 1,136 139 21,088 1.5% Fairfax 44,461 $ 11,018 $ 37,832 $ - $ 2,548 $ 3,925 $ 251 $ 100,035 $ 7.1% Loudoun 5,276 381 10,696 337 - 2,130 1,095 - 19,915 1.4% Prince William 2,916 2,586 4,651 - 9,763 2,450 312 10 22,688 1.6% Other VA 1,702 8,148 12,316 259 17,111 12,700 881 69 53,186 3.8% Other USA 9,622 $ 1,600 $ 11,537 $ 260 $ 1,409 $ 14,370 $ 3,237 $ 1,723 $ 43,758 $ 3.1% Total 346,692 $ 196,433 $ 499,501 $ 9,236 $ 72,760 $ 179,935 $ 87,283 $ 7,471 $ 1,399,311 $ 100% Commercial Real Estate

15 Detail of Loan Portfolio Note: At December 31, 2009 Construction Loans by Type Income Producing CRE by Type Total: $179.9 Million Total: $499.5 Million Construction Loans by Type Residential Condo 20.2% Retail - Single Tenant 0.7% Single & 1-4 Family 17.8% Special Use 4.7% Storage 2.2% Office 14.7% Multifamily 13.6% Mixed Use - Predom Retail/Comm 3.9% Mixed Use 12.1% Land 4.6% Entertainment 0.5% Industrial 0.4% Education 4.7%

16 Credit Quality 3 consecutive quarters of improvement in NPA trend Adequate Allowance is being maintained If adjusted for impairment reserves related to the F&T acquisition, the allowance would be over 2.0% (Dollar Values in Thousands) As of As of As of As of As of As of As of 6/30/08 9/30/08 12/31/08 3/31/09 6/30/2009 9/30/2009 12/31/2009 30-89 Days Past Due 1,987 $ 7,909 $ 14,123 $ 19,740 $ 7,762 $ 11,499 $ 18,849 $ Non-performing Assets 90 or more days past due - $ 248 $ - $ 10,909 $ - $ - $ - $ Non-accrual 11,554 $ 20,749 $ 25,457 $ 35,585 $ 30,993 $ 22,775 $ 22,024 $ Total Non-performing loans 11,554 $ 20,997 $ 25,457 $ 46,494 $ 30,993 $ 22,775 $ 22,024 $ Other Real Estate Owned (OREO) - $ 65 $ 909 $ 3,289 $ 3,081 $ 4,581 $ 5,107 $ Total Non-Performing Assets 11,554 $ 21,062 $ 26,366 $ 49,783 $ 34,074 $ 27,356 $ 27,131 $ NPAs + 90 Days Past Due/Assets 1.26% 1.45% 1.76% 3.33% 2.14% 1.63% 1.50% Reserves 9,154 $ 17,119 $ 18,403 $ 19,051 $ 19,650 $ 19,929 $ 20,619 $ Reserves/Loans 1.15% 1.46% 1.45% 1.50% 1.50% 1.51% 1.47% Reserves/NPLs 79.23% 81.53% 72.29% 40.98% 63.40% 87.50% 93.62% Charge offs (Quarterly) NCOs/Average Loans 0.20% 0.27% 0.05% 0.29% 0.35% 0.48% 0.54%

17 Commercial focus drives growth of Non-Interest Bearing Demand accounts Taking market share from regional/super-regional banks, but demanding relationship pricing Quickly becoming the leading community bank in Washington DC Metro Area Deposit Composition Wholesale CD's 5% Core CD's 30% Savings and Money Market 40% Interest Bearing Transaction 4% Noninterest Bearing 21% (Dollar Values in Thousands) As of December 31, 2009 % of DEPOSIT TYPE Balance Total Noninterest Bearing 307,959 $ 21% Interest Bearing Transaction 59,720 4% Savings & Money Market 582,854 40% Core CD's 441,819 30% Wholesale CD's 67,922 5% Total Deposits 1,460,274 $ 100%

18 Superior Relationships/Net Interest Margin Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware. F&T closed August 31, 2008 3.96% 3.56% 3.25 3.75 4.25 4.75 5.25 1Q2004 2Q2004 3Q2004 4Q2004 1Q2005 2Q2005 3Q2005 4Q2005 1Q2006 2Q2006 3Q2006 4Q2006 1Q2007 2Q2007 3Q2007 4Q2007 1Q2008 2Q2008 3Q2008 4Q2008 1Q2009 2Q2009 3Q2009 4Q2009 Net Interest Margin (%) EGBN Peers

19 Market Information –Washington, DC Metropolitan Statistical Area Population 6.2 Million 5th largest market in the U.S. Employment 2.9 Million Average annual job creation is 37,500 Highest in net new job growth in the U.S. over last decade Washington DC Metro area has highest concentration of fastest growing private companies in U.S. (according to Inc. Magazine) Gross Regional Product (GRP) $454 Billion 4th largest regional economy in the U.S. 3.7% CAGR in GRP over last decade Federal Government Spending is 33.3% of GRP Source: Greater Washington Initiative 2009 Regional Report

20 Greater Washington Economy 2009 Note: Other includes Health/Education, Media Source: George Mason University, Center for Regional Analysis Total Federal Spending of 33.3% Other 7.0% Associations 2.2% Hospitality 2.0% International 4.8% Other Federal 15.2% Federal Procurement 18.1% Local Business 38.9% Non-Local Business 11.8%

21 Deposit Market Share Washington, D.C. Metro Area: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park Note: Shaded companies in grey denote those companies headquartered outside of Washington, D.C. Metro Area. Data excludes: E*Trade and UNIFI Mutual Holding Company whose deposits are substantially from outside of the defined market area. Source: FDIC, as of June 30, 2009 WASHINGTON, DC METROPOLITAN AREA (Dollar Values in Thousands) Branches Deposit Market Share Local Headquarters in June 30,2009 Rank Rank Ticker Company Name City State List Balance % 1 1 COF Capital One McLean VA 217 30,665,416 $ 22.82% 2 BAC Bank of America Charlotte NC 184 17,804,181 13.25% 3 WFC Wells Fargo & Co San Francisco CA 150 16,691,687 12.42% 4 STI SunTrust Atlanta GA 181 13,173,819 9.80% 5 BBT BB&T Corp Winston-Salem NC 185 12,450,288 9.26% 6 PNC PNC Bank Pittsburgh PA 165 7,675,874 5.71% 7 C Citibank New York NY 39 4,205,997 3.13% 8 MTB M&T Bank Corp Buffalo NY 126 3,468,888 2.58% 9 HSBC Bank London 10 2,374,294 1.77% 10 UBSI United Bank Parkersburg WV 37 2,261,128 1.68% 11 2 VCBI Virginia Commerce Bank Arlington VA 28 2,191,741 1.63% 12 3 SASR Sandy Spring Bank Olney MD 31 2,121,170 1.58% 13 4 BHRB Burke & Herbert Bank & Trust Alexandria VA 20 1,476,080 1.10% 14 Toronto Dominion Bank Toronto 28 1,317,784 0.98% 15 5 CFNL Cardinal Financial Corp McLean VA 25 1,270,279 0.95% 16 6 EGBN Eagle Bancorp, Inc. Bethesda MD 13 1,259,717 0.94% 17 Acacia Federal Savings Bank Falls Church VA 1 1,024,872 0.76% 18 7 MBRG Middleburg Financial Corp Middleburg VA 8 838,366 0.62% 19 8 Presidential Bank, FSB Bethesda MD 9 550,638 0.41% 20 8 ANCX Access National Corp Reston VA 5 544,911 0.41% 21 10 ABVA Alliance Bank Corp Chantilly VA 6 516,585 0.38% 22 11 UBSH Union Bank & Trust Bowling Green VA 12 483,362 0.36% 23 12 FBSS Fauquier Bank Warrenton VA 8 412,892 0.31% 24 13 ABKH American Bank Holdings Greenbelt MD 6 411,685 0.31% 25 14 TCFC Community Bank of Tri-County Waldorf MD 7 384,554 0.29% All Others 242 8,825,678 6.57% Total 1,743 134,401,886 $ 100%

22 Capital Strength $12.1 million of Sub-debt raised in August, 2008, $2.9 million repaid in September, 2009 $38.2 million of TARP Preferred Stock placed in December, 2008, $15 million redeemed in December, 2009 $55.2 million raised through common stock offering in September, 2009 June 30 September 30 December 31 September 30 December 31 2008 2008 2008 2009 2009 Total Assets 915,800,000 $ 1,457,545,000 $ 1,496,827,000 $ 1,682,773,000 $ 1,805,504,000 $ Total Capital 84,123,000 $ 100,593,000 $ 142,371,000 $ 201,516,000 $ 188,321,000 $ Tier 1 Leverage Ratio 9.43% 8.79% 9.39% 11.68% 10.29% Tier 1 Risk Based Capital Ratio 9.74% 7.55% 9.97% 13.65% 11.82% Total Risk Based Capital Ratio 10.80% 9.75% 12.11% 15.57% 13.57% Tangible Common Equity Ratio 9.51% 10.71% 6.87% 9.56% 8.96%

23 Looking Ahead Focus on organic growth Take advantage of dislocation in market Increase Northern Virginia footprint Focus on relationships to increase deposit penetration Profitability Continued focus on Net Interest Margin Diligent expense control to improve Efficiency Ratio Lower effective tax rate Continued evaluation of redemption of remaining TARP funds Potential acquisitions Continued emphasis on credit quality

24 Appendices

25 Loan Portfolio Trends Focus on reducing construction as a percentage of the overall portfolio Continued effort to grow C&I and Owner Occupied loans (Dollar Values in Thousands) As of As of As of 2009 December 31, 2008 September 30, 2009 December 31, 2009 Growth Rate Loan Type % of % of % of Balance Total Balance Total Balance Total % Commercial & Industrial 334,999 $ 26.5% 327,245 $ 24.8% 346,692 $ 24.8% 3.5% Commercial Real Estate: Owner Occupied 184,059 14.5% 189,333 14.4% 196,433 14.0% 6.7% Income Producing 365,010 28.8% 451,196 34.3% 499,501 35.7% 36.8% Land 80,092 6.3% 75,563 5.7% 72,760 5.2% (9.2%) Construction 202,928 16.0% 170,876 13.0% 179,935 12.9% (11.3%) Residential Mortgage 9,757 0.8% 9,044 0.7% 9,236 0.7% (5.3%) Home Equity 80,295 6.3% 87,213 6.6% 87,283 6.2% 8.7% Other Consumer 8,500 0.7% 6,619 0.5% 7,471 0.5% (12.1%) Total Loans 1,265,640 $ 100% 1,317,089 $ 100% 1,399,311 $ 100% 10.6%

26 Loan Portfolio by Risk Rating Loan portfolio and risk ratings reviewed by independent, third-party credit review quarterly (Dollar Values in Thousands) LOAN PORTFOLIO 12/31/2009 Risk Rating Balance % of Loans 1000 - Prime 2,533 $ 0.18% 2000 - Excellent 135,819 $ 9.71% 3000 - Good 516,917 $ 36.94% 4000 - Acceptable 469,725 $ 33.57% 5000 - Acceptable with Risk 167,261 $ 11.95% 6000 - Watch 30,955 $ 2.21% 7000 - Special Mention 33,633 $ 2.40% 8000 - Substandard 40,766 $ 2.91% 9000 - Doubtful 1,702 $ 0.12% 9999 - Loss - $ 0.00% 1,399,311 $ 100.0%

27 Commercial focus drives growth of Non-interest Bearing Demand accounts Taking business from regional/super-regional banks, but demanding relationship pricing Still have tremendous opportunity based on current market share in DC Metro Area Deposit Composition (Dollar Values in Thousands) As of As of As of 2009 December 31, 2008 September 30, 2009 December 31, 2009 Growth Rate Deposit Type % of % of % of Balance Total Balance Total Balance Total % Noninterest Bearing 223,580 $ 19.8% 233,994 $ 17.6% 307,959 $ 21.1% 37.7% Interest Bearing Transaction 54,801 4.9% 55,513 4.2% 59,720 4.1% 9.0% Savings & Money Market 271,791 24.1% 475,138 35.7% 582,854 39.9% 114.4% Core CD's 467,557 41.4% 468,929 35.2% 441,819 30.3% (5.5%) Wholesale CD's 111,651 9.9% 98,428 7.4% 67,922 4.7% (39.2%) Total Deposits 1,129,380 $ 100% 1,332,002 $ 100% 1,460,274 $ 100% 29.3%

28 Portfolio has $3.9 million of net unrealized gains at December 31, 2009 No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs Average life of portfolio is 3.5 years Excludes Federal Reserve and Federal Home Loan Bank stocks Conservative Securities Portfolio (Dollar Values in Thousands) December 31, 2009 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Treasury Securities $0 $0 $0 $0 0.00% US Government Agency Securities 75,980 412 285 76,107 32.84% Mortgage Backed Securites - GSEs 122,076 3,501 181 125,396 52.77% Municipal Bonds 32,845 717 237 33,325 14.20% Other Equity Investments 436 0 37 399 0.19% Total Securities $231,337 $4,630 $740 $235,227 100.00% September 30, 2009 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Treasury Securities $0 $0 $0 $0 0.00% US Government Agency Securities 61,580 550 23 62,107 30.14% Mortgage Backed Securites - GSEs 119,918 3,829 2 123,745 58.69% Municipal Bonds 22,414 999 33 23,380 10.97% Other Equity Investments 396 0 29 367 0.19% Total Securities $204,308 $5,378 $87 $209,599 100.00% December 31, 2008 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Treasury Securities $0 $0 $0 $0 0.00% US Government Agency Securities 71,837 2,197 5 74,029 46.19% Mortgage Backed Securites - GSEs 77,242 2,559 31 79,770 49.66% Municipal Bonds 5,061 0 353 4,708 3.25% Other Equity Investments 1,396 0 423 973 0.90% Total Securities $155,536 $4,756 $812 $159,480 100.00%

29 Fidelity & Trust Acquisition Strategic Matters: Strong cultural match Both institutions were growth oriented Both institutions were “high touch” Both institutions were “well connected” to community Financial Matters: Stock-for-stock transaction - 1,638,031 shares issued Acquisition cost - $13.1 million Business Matters: Additional six banking offices in Maryland, Washington, DC and Tysons Corner 79 additional employees Total assets acquired: $471 million Total loans acquired: $361 million Total securities acquired: $ 99 million Total deposits acquired: $385 million Note: F&T balance sheet data at August 31, 2008.

30 Experienced Management Team Ronald D. Paul, Chairman , President and CEO Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. He also has served as Chairman of the Board of Directors of the Bank since the organization of the Bank. Since June 2006, he has served as Chief Executive Officer of the Bank . Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation (“Fidelity”) and its wholly owned subsidiary, Fidelity & Trust Bank (“F&T Bank”), Mr. Pincus served as Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus also serves as Chairman of the Board of Blackstreet Capital Partners, L.P. and Chairman of Milestone Merchant Partners, LLC. He is a Trustee of the University of Maryland Foundation, Inc. and is a member of the board of directors of Comstock Homebuilding Companies, Inc.

31 Experienced Management Team Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc. Mr. Flynn has been with EagleBank for 6 years and has served as Chief Operating Officer of Eagle Bancorp, In c, since June 2006. He has over 37 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions for Bank of America and predecessor companies. Mr. Flynn is a Director of the Workforce Investment Council of the District of Columbia and the Maryland Banking School. Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer, previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 29 years of experience in the commercial banking industry. Thomas D. Murphy, President, Retail Banking Division Mr. Murphy is one of the founding officers of EagleBank and has been with the bank for 11 years and has served as President – Maryland Division of the Bank since June 2006. He served at Allegiance Bank from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he held the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and was a Vice President of that organization until September 1994. Mr. Murphy has 34 years of experience in the commercial banking industry. Active in community affairs, he is past president of the Bethesda-Chevy Chase Chamber of Commerce.

32 Experienced Management Team Martha Foulon-Tonat, EVP, Chief Lending Officer Ms. Foulon-Tonat is one of the founding officers and has been with EagleBank for 11 years. She previously served at Allegiance B ank from January 1990 to December 1997. She was Senior Vice President and Chief Lending Officer. Prior to her service at Allegiance Bank, Ms. Foulon-Tonat served at various commercial banks in the area. She has over 25 years of experience in the commercial banking industry. Janice L. Williams, EVP, Chief Credit Officer Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past six years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland. James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

33 Historical Balance Sheet (Dollars Values in Thousands) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Assets Cash and Equivalents $11,168 $6,644 $27,700 $29,435 $55,729 $33,996 $33,832 $20,142 $29,837 $117,687 Securities Available for Sale 32,398 39,439 70,675 82,581 64,098 68,050 91,140 87,117 169,079 245,644 Total Cash and Securities 43,566 46,083 98,375 112,016 119,827 102,046 124,972 107,259 198,916 363,331 Gross Loans HFI 117,718 182,256 236,860 317,533 415,509 549,212 625,773 716,677 1,265,640 1,399,310 Loan Loss Reserves 1,142 2,111 2,766 3,680 4,240 5,985 7,373 8,037 18,403 20,619 Loans Held for Sale 0 5,673 5,546 3,649 2,208 2,924 2,157 2,177 2,718 1,550 Total Net Loans 116,576 185,818 239,640 317,502 413,477 546,151 620,557 710,817 1,249,955 1,380,241 Real Estate Owned 0 0 0 0 0 0 0 0 909 5,106 Total Intangibles 0 0 0 0 0 0 0 0 2,348 4,240 Total Servicing Rights 0 NA NA NA 0 0 255 236 185 139 Other Assets 3,940 4,932 9,814 13,479 20,149 24,055 27,667 28,088 44,514 52,447 Total Assets $164,082 $236,833 $347,829 $442,997 $553,453 $672,252 $773,451 $846,400 $1,496,827 $1,805,504 Liabilities Deposits $135,857 $195,688 $278,434 $335,514 $462,287 $568,893 $628,515 $630,936 $1,129,380 $1,460,274 FHLB Borrowings NA 8,000 18,333 14,333 6,333 0 30,000 52,000 105,000 50,000 Repurchase Agreements 12,118 15,127 29,654 38,709 23,983 32,139 38,064 76,408 98,802 90,790 Trust Preferred 0 0 0 0 0 0 0 0 0 0 Subordinated Debt 0 0 0 0 0 0 0 0 12,150 9,300 Other Liabilities 585 886 1,380 1,429 2,316 6,256 3,956 5,890 9,124 6,819 Total Liabilities 148,560 219,701 327,801 389,985 494,919 607,288 700,535 765,234 1,354,456 1,617,183 Equity Preferred Equity 0 0 0 0 0 0 0 0 36,312 22,612 Common Equity 15,145 16,943 19,636 52,741 58,436 65,584 73,169 80,582 103,707 163,376 Net Unrealized Gain 377 189 392 271 98 -620 -253 584 2,352 2,333 Total Equity 15,522 17,132 20,028 53,012 58,534 64,964 72,916 81,166 142,371 188,321 Total Liabilities and Equity $164,082 $236,833 $347,829 $442,997 $553,453 $672,252 $773,451 $846,400 $1,496,827 $1,805,504 Balance Sheet Analysis (%) Total Gross Loans/ Total Assets 71.74 76.96 68.10 71.68 75.08 81.70 80.91 84.67 84.55 77.50 Loans/ Deposits 86.65 93.14 85.07 94.64 89.88 96.54 99.56 113.59 112.07 95.80 Reserves/ Loans 0.97 1.12 1.14 1.15 1.02 1.08 1.17 1.12 1.45 1.47 Annualized Growth Rates (%) Asset Growth Rate 44.93 44.34 46.87 27.36 24.93 21.47 15.05 9.43 76.85 20.62 Loans Held For Investment Growth Rate 84.35 54.82 29.96 34.06 30.86 32.18 13.94 14.53 76.60 10.56 Deposit Growth Rate 49.31 44.04 42.28 20.50 37.78 23.06 10.48 0.39 79.00 29.29

34 Historical Income Statement (Dollar Values in Thousands, except per share data) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Total Interest Income $10,501 $14,121 $16,661 $18,403 $24,195 $36,726 $50,318 $57,077 $65,657 $84,338 Total Interest Expense 4,549 5,998 5,170 3,953 4,328 8,008 17,880 23,729 23,676 24,809 Net Interest Income 5,952 8,123 11,491 14,450 19,867 28,718 32,438 33,348 41,981 59,529 Loan Loss Provision 581 979 843 1,175 675 1,843 1,745 1,643 3,979 7,669 Service Charges on Deposits 350 704 1,038 1,216 1,255 1,153 1,386 1,249 2,059 2,898 Gain/ Loss on Sale of Loans 0 148 438 671 952 1,245 1,114 1,036 426 1,054 BOLI Revenue 0 0 85 250 385 401 406 455 466 463 Other Noninterest Income 72 114 209 402 708 920 816 2,440 1,413 1,344 Total Noninterest Income 422 966 1,770 2,539 3,300 3,719 3,722 5,180 4,364 5,759 Gain/ Loss on Sale of Securities (71) 358 337 311 453 279 124 6 2 1,538 Compensation and Benefits 2,445 3,449 4,452 5,847 8,204 10,503 12,230 14,167 16,728 20,889 Occupancy & Equipment 890 1,220 1,648 2,111 2,655 3,470 3,835 4,829 5,424 7,343 Marketing Expense 108 144 197 244 280 473 587 552 1,054 1,098 Professional Fees NA NA NA 160 434 759 801 613 1,054 2,731 Technology and Communications 253 349 NA NA NA NA NA NA NA NA Amortization of lntangibles 0 0 0 0 0 0 0 0 62 185 Foreclosed & Repo 0 0 0 0 0 0 0 0 0 296 Other Noninterest Expense 967 1,283 2,233 2,645 3,379 3,755 4,371 4,760 6,495 10,231 Total Noninterest Expense 4,663 6,445 8,530 11,007 14,952 18,960 21,824 24,921 30,817 42,773 Net Income Before Taxes 1,059 2,023 4,225 5,118 7,993 11,913 12,715 11,970 11,551 16,384 Income Taxes 0 269 1,558 1,903 2,906 4,369 4,690 4,269 4,123 5,965 Net Income 1,059 1,754 2,667 3,215 5,087 7,544 8,025 7,701 7,428 10,419 Preferred Dividends 0 0 0 0 0 0 0 0 177 2,307 Net Income Available to Common $1,059 $1,754 $2,667 $3,215 $5,087 $7,544 $8,025 $7,701 $7,251 $8,112 Earnings per Share $0.20 $0.31 $0.46 $0.42 $0.48 $0.70 $0.74 $0.71 $0.62 $0.55